BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2016
BUSINESS COMBINATIONS
BUSINESS COMBINATIONS

3. BUSINESS COMBINATIONS

ROCKWOOD ACQUISITION

On October 1, 2014, Huntsman completed the Rockwood acquisition. Huntsman paid $1.02 billion in cash and assumed certain unfunded pension liabilities in connection with the Rockwood acquisition and subsequently contributed these businesses to our Titanium Dioxide and Performance Additives divisions. The acquisition was financed using a bank term loan. Transaction costs charged to expense related to this acquisition were approximately nil,  nil and $24 million for the years ended December 31, 2016, 2015 and 2014, respectively, and were recorded in selling, general and administrative expenses in the combined statements of operations.

The following businesses were acquired from Rockwood:

•	TiO2, with strong specialty business in fibers, inks, pharmaceuticals, food and cosmetics;
•	functional additives made from barium and zinc based inorganics used to make colors more brilliant, primarily in plastics, coatings, films, food, cosmetics, pharmaceuticals and paper;
•	color pigments made from synthetic iron‑oxide and other non‑TiO2 inorganic pigments used by manufacturers of coatings and colorants;
•	timber treatment wood protection chemicals used primarily in residential and commercial applications
•	water treatment products used to improve water purity in industrial, commercial and municipal applications; and
•	specialty automotive molded components.

In connection with securing certain regulatory approvals required to complete the Rockwood acquisition, we sold our TiO2 TR52 product line used in printing inks to Henan in December 2014. The sale did not include any manufacturing assets but does include an agreement to supply TR52 product to Henan during a transitional period.

We have accounted for the Rockwood acquisition using the acquisition method. As such, we analyzed the fair value of tangible and intangible assets acquired and liabilities assumed. The allocation of acquisition cost to the assets acquired and liabilities assumed is summarized as follows (dollars in millions):

Cash paid for Rockwood Acquisition in 2014	$1,038
Purchase price adjustment received in 2015	(18)
Net acquisition cost	$1,020
Fair value of assets acquired and liabilities assumed:
Cash	$77
Accounts receivable	220
Inventories	401
Prepaid expenses and other current assets	55
Property, plant and equipment	665
Intangible assets	31
Deferred income taxes, non-current	106
Other assets	8
Accounts payable	(146)
Accrued expenses and other current liabilities	(106)
Long-term debt, non-current	(3)
Pension and related liabilities	(233)
Deferred income taxes, non-current	(9)
Other liabilities	(30)
Total fair value of net assets acquired	1,036
Noncontrolling interest	(16)
Total	$1,020

During the second quarter of 2015, we received $18 million related to the settlement of certain purchase price adjustments. As a result of the finalization of the valuation of the assets and liabilities, reallocations were made in certain property, plant and equipment, deferred tax, accrued liability and other long‑term liability balances. None of the fair value of this acquisition was allocated to goodwill. Intangible assets acquired consist primarily of developed technology,  trademarks and customer relationships, all of which are being amortized over nine years. The noncontrolling interest primarily relates to Viance, a 50%‑owned joint venture with Dow Chemical acquired as part of the Rockwood acquisition. The noncontrolling interest was valued at 50% of the fair value of the net assets of Viance as of October 1, 2014, as dictated by the ownership interest percentages. If the Rockwood acquisition were to have occurred on January 1, 2014, the following estimated pro forma revenues and net loss attributable to Venator would have been reported (dollars in millions):

Pro Forma
Year ended
December 31, 2014
(Unaudited)
Revenues	$2,875
Net loss attributable to Venator	(65)